Exhibit 10.19

Director Stock Grant No.: __

INTREPID POTASH, INC.

2008 EQUITY INCENTIVE PLAN

FORM OF DIRECTOR STOCK GRANT AGREEMENT

The Board of Directors of Intrepid Potash, Inc., a Delaware corporation (the “Company”), has granted shares of Stock under the Intrepid Potash, Inc. 2008 Equity Incentive Plan (the “Plan”) to the Grantee named below. This Director Stock Grant Agreement (the “Agreement”) evidences the terms of that grant.

I. NOTICE OF GRANT

Name of Grantee:

Number of Shares of Stock Granted:

Grant Date:

II. AGREEMENT

1. Grant of Stock. Subject to the terms and conditions of this Agreement and the Plan, the Company granted to Grantee the number of shares of Stock set forth in the Notice of Grant, effective on the Grant Date set forth in the Notice of Grant. The Stock was fully vested upon issuance, and may be transferred by Grantee in accordance with applicable securities law requirements and the Company’s policies and procedures, subject to compliance with Section 2 hereof.

2. Market Stand-Off Agreement. In connection with the initial public offering of shares of Common Stock of the Company (the “IPO”), Grantee agrees not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to any shares of Stock without prior written consent of the Company or its underwriters, for such period of time after the effective date of the IPO registration statement under the Securities Act as may be requested by the Company or the underwriters (not to exceed 180 days in length).

3. Investment Representations. The Committee may require Grantee (or Grantee’s estate or heirs) to represent and warrant in writing that the individual is acquiring the shares of Stock for investment and without any present intention to sell or distribute such shares and to make such other representations as are deemed necessary or appropriate by the Company and its counsel.

4. No Right to Continued Service. Neither the grant of shares of Stock nor this Agreement gives Grantee the right to continue Service with the Company or its Affiliates in any capacity.

5. Governing Law. The validity and construction of this Agreement and the Plan shall be construed in accordance with and governed by the laws of the State of Delaware other

INTREPID POTASH, INC. DIRECTOR STOCK GRANT AGREEMENT

than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan and this Agreement to the substantive laws of any other jurisdiction.

6. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and Grantee and their respective heirs, executors, administrators, legal representatives, successors and assigns.

7. Amendment. The terms and conditions set forth in this Agreement may only be amended by the written consent of the Company and Grantee.

8. 2008 Equity Incentive Plan. The shares of Stock granted hereunder are subject to the terms and conditions of the Plan, a copy of which has been provided to Grantee. In the event of a conflict between the terms and conditions of the Plan and this Agreement, the terms and conditions of the Plan shall govern. All capitalized terms in this Agreement shall have the meaning assigned to them in this Agreement or in the Plan.

INTREPID POTASH, INC.

By:
James N. Whyte Executive Vice President of Human Resources and Risk Management

Date:

[Grantee Signature Page Follows]

INTREPID POTASH, INC. DIRECTOR STOCK GRANT AGREEMENT

ACKNOWLEDGMENT AND AGREEMENT

Grantee acknowledges receipt of this Agreement and agrees to all of the terms and conditions described in this Agreement and in the Plan, a copy of which is attached. Grantee acknowledges that Grantee has carefully reviewed the Plan, and agrees that the Plan will control in the event that any provision in this Agreement is in conflict with the Plan. To accept this Agreement and the shares of Stock evidenced thereunder, Grantee must sign and date this signature page and return it to the Company no later than __________.

GRANTEE

Signature
Print Name:
Date:

Attachments:

2008 Equity Incentive Plan

Form S-8 Prospectus

INTREPID POTASH, INC. DIRECTOR STOCK GRANT AGREEMENT

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